Filed pursuant to Rule 497(c)
                           Registration Nos. 33-70590; 811-8088

PROSPECTUS
March 1, 1999

                     Oak Ridge Funds, Inc.

                Oak Ridge Small Cap Equity Fund

                Oak Ridge Large Cap Equity Fund

                         P. O. Box 701
                Milwaukee, Wisconsin 53201-0701
                        1-800-407-7298


     The investment objective of both the Oak Ridge
Small Cap Equity Fund (the "Small Cap Fund")
(previously known as the Oak Ridge Growth Fund) and the Oak Ridge Large Cap Equity Fund (the "Large Cap Fund") is capital appreciation. Each Fund seeks to achieve its investment objective by investing primarily in equity securities of domestic small capitalization or large capitalization, as the case may be, companies that Oak Ridge Investments, LLC (the "Advisor") believes have the potential to appreciate faster than the general market.

     This Prospectus contains information you should consider before you invest in the Funds. Please read it carefully and keep it for future reference.



                  ___________________



     Neither the Securities and Exchange Commission
("SEC") nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.


                ---------------------

TABLE OF CONTENTS


HIGHLIGHTS                                                      3

FEES AND EXPENSES OF THE FUNDS                                  5

INVESTMENT OBJECTIVE                                            6

INVESTMENT STRATEGY                                             6

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          7

FINANCIAL HIGHLIGHTS OF THE FUNDS                               8

PRIOR PERFORMANCE OF THE ADVISOR                               10

FUND MANAGEMENT AND DISTRIBUTION                               11

YOUR ACCOUNT                                                   12

VALUATION OF FUND SHARES                                       17

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT       17

YEAR 2000 ISSUE                                                18

ADDITIONAL INFORMATION                                         19



     No one has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Funds' Statement of Additional Information ("SAI"), and if given or made, the information or representations may not be relied upon as having been made by the Funds. This
Prospectus is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

HIGHLIGHTS

Investment Objective

     The investment objective of both Funds is capital appreciation. The Small Cap Fund seeks to achieve its investment objective by investing primarily in equity securities of domestic, small capitalization companies.
The Large Cap Fund seeks to achieve its investment objective by investing primarily in equity securities of domestic, large capitalization companies. The
Advisor will not consider dividend or interest income in the selection of investments. See "Investment
Objective."

Investment Strategy

     The Small Cap Fund seeks to achieve its investment objective by investing primarily in equity securities of small capitalization U.S. companies that the Advisor believes have the potential to appreciate faster than the general market. For this purpose, a small capitalization company would typically have a market capitalization of $2 billion or less. The Large Cap
Fund seeks to achieve its investment objective by investing primarily in equity securities of large capitalization U.S. companies that the Advisor believes have the potential to appreciate faster than the general market. For this purpose, a large capitalization company would typically have a market capitalization of $5 billion or more. Equity securities in which the Funds may invest include common stocks, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common and preferred stocks. Under normal market conditions, each Fund will invest at least 65% of its total assets in these securities.
Under unusual circumstances, as a temporary defensive technique, a Fund may invest up to 35% of its assets in cash and cash equivalents.

Risk Factors

     Because the Funds will invest primarily in equity securities, you should expect that the value of the Funds' shares will be more volatile than the shares of a fund that invests in fixed-income securities. The share price will fluctuate and may, at redemption, be worth more, or less, than the initial purchase price _ accordingly, you may lose money on your investment.

     Other risks of investing in the Funds include:

     Liquidity   Certain securities may be difficult or
     Risk:       impossible to sell at the time and price
                 that a Fund seeks.

     Market      The market value of a security will move
     Risk:       up and down, sometimes rapidly and
                 unpredictably due to economic or market
                 trends.

     Opportunity An investment opportunity may be missed
     Risk:       because the assets necessary to take
                 advantage of it are tied up in less
                 desirable investments.

     Management  A strategy used by the Advisor may fail to
     Risk:       produce the intended result.



Who Should Invest

     The Funds are suitable for long-term investors only. The Funds are not designed as short-term investment vehicles. An investment in one or both
Funds may be appropriate for you if you:

       seek long-term capital appreciation;

       want to include an equity fund in your investment portfolio; and

       are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential to realize greater financial gains in the future.

Performance Bar Chart and Tables

     The performance of the Small Cap Fund is provided in the bar chart and tables below. This performance information illustrates how the Small Cap Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows changes in the Small Cap Fund's performance from year to year and shows how the Fund's average annual returns compare with those of a broad-based measure of market performance over the life of the Fund. Please keep in mind that the Small Cap Fund's past performance does not necessarily represent how it will perform in the future. There is no performance information to report for the Large Cap Fund.

                    Small Cap Fund
      Class A Shares Calendar Year Total Returns

  1994(1)        1995         1996         1997         1998

   3.18%        43.55%       19.15%       25.95%       (1.35)%

                      [bar chart]
____________
(1)    The Class A shares commenced operations on January 3, 1994.


                    Small Cap Fund
  Class A Shares Best and Worst Quarterly Performance
                  1/3/94 to 12/31/98

                 Best quarter   Worst quarter
                    return          return

                    23.05%         (24.92)%
                (4th quarter,   (3rd quarter,
                    1998)           1998)

                    Small Cap Fund
             Average Annual Total Returns
                as of December 31, 1998

           Fund/Index    One Year      Five      Since
                                      Years    Inceptio
                                                   n

         Class A          (5.52)%   16.01%(1)  16.01%(1)
         Class C          (1.95)%     N/A      10.25%(2)
         Russell 2000     (2.55)%   11.86%     11.86%
           Index(3)
____________
(1) The Class A shares commenced operations on January 3, 1994.

(2) The Class C shares commenced operations on March 1, 1997.

(3) The Russell 2000 Stock Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks.

     Please note that the returns presented in the chart entitled "Small Cap Fund Class A Shares Calendar
Year Total Returns" and in the table entitled "Small
Cap Fund Class A Shares Best and Worst Quarterly
Performance" do not reflect the 4.25% maximum sales charge imposed on purchases of the Small Cap Fund's
Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Small Cap Fund Average Annual
Total Returns" table do, however, reflect this sales charge.

FEES AND EXPENSES OF THE FUNDS

     The following table describes the fees and
expenses that you may pay if you buy and hold shares of
the Funds.
                                             Small Cap           Large Cap
                                               Fund                 Fund
                                        Class A   Class C    Class A    Class C

Shareholder Fees (fees paid directly
from your investment) (1)

Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                4.25%(2)    None     4.25%(3)    None

Maximum deferred sales charge (load)
  imposed on redemptions (as a
  percentage of amount redeemed)         None       None      None       None
Redemption fee (as a percentage of       None       None      None       None
  amount redeemed)

Annual Fund Operating Expenses
  (expenses that are deducted
  from Fund assets) (4)

Management fee                          0.75%     0.75%      0.60%      0.60%
Distribution and service (12b-1)        0.25%     1.00%      0.25%      1.00%
  fees(5)
Other expenses                          1.51%     1.51%      0.40%      0.40%
Total Annual Fund Operating Expenses    2.51%     3.26%      1.25%(7)   2.00%(7)
Fee waiver/expense reimbursement        (.51)(6)  (.51)(6)     N/A        N/A
Net expenses                            2.00%     2.75%        N/A        N/A
____________
(1) If you purchase or redeem shares by wire, you will be charged a $12.00 service fee. See "Your
  Account _ Buying Shares" and "Your Account _
  Redeeming Shares."

(2) This sales charge is the maximum applicable to purchases of Class A shares by persons first purchasing shares on and after January 1, 1996.
  Persons who were shareholders as of December 31, 1995, as well as certain other persons, do not have to pay this sales charge. See "Your Account _ Class
  A Sales Charge Waivers."

(3) This sales charge is the maximum applicable to purchases of Class A shares. You may not have to pay this sales charge because waivers are available.
  See "Your Account _ Class A Sales Charge Waivers."

(4) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the amount of total return you receive.

(5) Because distribution and service fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Your Account _
  Distribution Plans."

(6)    Pursuant to an expense cap agreement dated
  March 1, 1999, the Advisor has agreed to waive its management fee and/or reimburse the Small Cap Fund's operating expenses to the extent necessary to ensure that (i) the total operating expenses for the Class
  A shares do not exceed 2.00% and (ii) the total operating expenses for the Class C shares do not exceed 2.75% until April 1, 2000. After such date the expense cap may be terminated or revised at any time. "Other expenses" are presented before waivers/reimbursements.

(7)    Pursuant to an expense cap agreement dated
  March 1, 1999, the Advisor has agreed, if necessary, to waive its management fee and/or reimburse the Large Cap Fund's operating expenses to the extent necessary to ensure that (i) the total operating expenses for the Class A shares do not exceed 2.00% and (ii) the total operating expenses for the Class
  C shares do not exceed 2.75% until April 1, 2000.
  After such date the expense cap may be terminated or revised at any time. "Other expenses" have been estimated.

Example

     The  following  Example is intended  to  help  you
compare  the  cost of investing in one or both  of  the
Funds with the cost of investing in other mutual funds.
The  Example  assumes that you invest $10,000  in  each
Fund for the time periods indicated and then redeem all
of  your  shares  at  the end of  those  periods.   The
Example  also  assumes that you
have a 5%  return  each
year and that each Fund's total operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                    1 Year   3 Years   5 Years   10 Years
Small Cap Fund
 Class A(1)          $668    $1,173    $1,703    $3,149

 Class C             $329    $1,004    $1,702    $3,557

Large Cap Fund
 Class A(1)          $547    $  805    $1,082    $1,873

 Class C             $203    $  627    $1,077    $2,326
____________

(1)The 4.25% maximum sales charge imposed on purchases of Class A shares is reflected in the Example.


INVESTMENT OBJECTIVE

     The investment objective of both Funds is to seek capital appreciation. Under normal market conditions, each Fund will attempt to achieve this objective by investing at least 65% of its assets in equity securities of domestic companies. The Funds may also invest up to 35% of their respective assets in cash and cash equivalents to provide them with liquidity and flexibility.

INVESTMENT STRATEGY

     In managing the Funds' portfolios, the Advisor seeks investments in domestic companies that the Advisor believes have the potential to grow or appreciate faster than the general market. For the Small Cap Fund, the Advisor invests primarily in small capitalization companies, and for the Large Cap Fund, the Advisor invests primarily in large capitalization companies. For this purpose, a small capitalization company would typically have a market capitalization of $2 billion or less, while a large capitalization company would typically have a market capitalization of $5 billion or more. The Advisor's general strategy is to invest at least 65% of each Fund's total assets in the equity securities of these companies (i.e., small capitalization companies for the Small Cap Fund and large capitalization companies for the Large Cap Fund).

     When making purchase decisions for the Funds, the Advisor uses a "buy discipline" that involves three key components:

     Research

     The Advisor gathers research on potential investment candidates from a wide variety of internal and external sources, including research provided by institutions and the brokerage community, internally-generated analysis, business and trade publications and annual reports, prospectuses and publicly available filings made with the SEC. To further qualify prospective investments, the Advisor analyzes information from corporate contacts, industry conferences and conversations and visits with company management.

     Fundamentals

     Once the research phase is complete, the Advisor reviews certain fundamental attributes that it believes a "buy" candidate should possess relating to, among other things, (i) growth of sales and earnings, (ii) earnings power, trends and predictability, (iii) quality of management, (iv) competitive position of products and/or services,
     (v) fundamentals of the industry in which the company operates and (vi) economic and political trends affecting the company. The Advisor also assesses the liquidity of the investment to determine whether it has the potential to appreciate faster than the general market.

     Valuation

     Finally, the Advisor values companies by considering price to sales ratios and price to earnings ratios within a peer group.

     From this process, the Advisor constructs a list of securities for the Funds to purchase.

     The Advisor makes sell decisions for the Funds based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

     In implementing its investment objective, each Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below, elsewhere in this Prospectus and in the Funds' SAI.

Common Stocks and Other Equity Securities

Each Fund will invest in common stocks and other equity securities. Other equity securities may include preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common and preferred stocks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company, expectations for the company's prospects and general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.

Temporary Strategies

     Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs and to retain the flexibility to respond promptly to changes in market and economic conditions, each Fund may invest up to 35% of its assets in cash and cash equivalents.
Cash equivalents are short-term fixed-income securities issued by private and governmental institutions. It is impossible to predict when and for how long the Advisor may employ these strategies for the Funds. To the extent a Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

Small Capitalization Companies

     The Small Cap Fund will invest primarily in the common stocks and other equity securities of small companies. While companies with smaller market capitalizations have the potential for significant capital appreciation, the equity securities of these companies also involve greater risks than larger, more established companies. Small capitalization companies may lack the management experience or depth, financial resources, product diversification and competitive strength of large capitalization companies. Moreover, the market for small capitalization securities is generally less liquid and subject to greater price volatility than the market for large capitalization securities.

FINANCIAL HIGHLIGHTS OF THE FUNDS

     Financial data for the Small Cap Fund is presented in the table below. The financial highlights table is intended to help you understand the Small Cap Fund's financial performance for the past five years. The total returns presented in the table represent the rate that an investor would have earned on an investment in the Small Cap Fund for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers
LLP, whose report, along with the Small Cap Fund's financial statements, are included in the Small Cap
Fund's annual report, which is available upon request.
The information below is for the Small Cap Fund's Class
A shares from January 3, 1994 (commencement of operations for Class A) through November 30, 1998 and for the Small Cap Fund's Class C shares from March 1,
1997 (commencement of operations for Class C) through November 30, 1998. There is no financial data to report for the Large Cap Fund.

                        Jan. 3,                              Nine
                        1994(1)     Year       Year        Year     Months
                          to        Ended      Ended      Ended      Ended         Year Ended
                        Nov. 30,   Nov. 30,   Nov. 30,   Nov. 30,   Nov. 30,         Nov. 30,
                         1994       1995        1996       1997     1997(2)            1998
                       Class A    Class A     Class A    Class A    Class C     Class A  Class C
Per share data:
Net asset value,       $10.00     $10.48      $14.32     $16.57     $15.91      $19.84     $19.75
  beginning of period
Income from
  investment
  operations:
 Net investment        (0.07)(3)  (0.13)(3)   (0.16)(3)  (0.22)(3)  (0.13)(3)   (0.18)(3)  (0.34)(4)
  income (loss)
 Net realized and
  unrealized
  gains on
  investments            0.55       4.00        3.01       4.58       3.97      (1.67)     (1.61)
Total from investment    0.48       3.87        2.85       4.36       3.84      (1.85)     (1.95)
  operations
Less distributions:
 From capital gains         _     (0.03)      (0.60)     (1.09)          _      (1.26)     (1.26)
Total distributions         _     (0.03)      (0.60)     (1.09)          _      (1.26)     (1.26)
Net asset value, end   $10.48     $14.32      $16.57     $19.84     $19.75      $16.73     $16.54
  of period

Total Return             4.8%(5)   37.0%       20.9%(6)   28.0%(5)   24.1%(6)   (9.8)%(6) (10.4)%

____________
(1)Commencement of operations.
(2)Effective March 1, 1997, the Small Cap Fund offered a second class of shares, Class C.
(3)Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book and tax differences.
(4)Net investment (loss) per share represents net investment (loss) divided by the average shares outstanding throughout the year.
(5)Not annualized.
(6)Effective January 1, 1996, the Small Cap Fund instituted a maximum 4.25% front-end sales load on Class A shares. The total return calculation does not reflect the 4.25% front-end sales load.

                         Jan. 3,                                          Nine
                         1994(1)     Year        Year        Year        Months
                            to       Ended      Ended        Ended        Ended           Year Ended
                         Nov. 30,   Nov. 30,   Nov. 30,     Nov. 30,     Nov. 30,           Nov. 30,
                           1994      1995        1996         1997       1997(2)              1998
                         Class A    Class A     Class A     Class A      Class C     Class A      Class C
Supplemental data and
  ratios:
Net assets, end of     $2,708,546  $4,182,246  $7,725,072  $11,758,733  $334,836   $13,215,299  $1,255,930
  period
Ratio of expenses to
average net assets:
Before expense               9.0%(7)     6.5%        3.5%         2.9%   3.6%(7)          2.7%        3.4%
  reimbursement
After expense                2.0%(7)     2.0%        2.0%         2.0%   2.8%(7)          1.9%        2.6%
  reimbursement
Ratio of net
  investment income
  (loss) to average
  net assets:
Before expense             (8.1)%(7)   (5.8)%      (2.7)%       (2.2)% (3.0)%(7)         (1.9)%      (2.6)%
  reimbursement
After expense              (1.1)%(7)   (1.3)%      (1.2)%       (1.3)% (2.2)%(7)          (1.1)%     (1.9)%
  reimbursement
Portfolio turnover            80%        109%         71%          55%    55%                57%        55%
  rate(8)

____________
(7)Annualized.
(8)Calculated on the basis of the Small Cap Fund as a whole without distinguishing between the classes of shares issued.

PRIOR PERFORMANCE OF THE ADVISOR

     The performance information set forth below for the private accounts of the Advisor has been calculated in accordance with recommended standards of the Association of Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses, if any. Total return is calculated quarterly in accordance with the "time-weighted" rate of return method provided for by AIMR standards, accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return. Principal additions and withdrawals are weighted in computing the quarterly returns based on the timing of these transactions. The quarterly returns are geometrically linked to derive annual total returns.

     Since April 1990, the Advisor has managed separate private accounts (the "Private Accounts") which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Large Cap Fund. The Private Accounts are not subject to the same types of expenses to which the Large Cap Fund is subject nor to the specific tax restrictions and investment limitations imposed on the Large Cap Fund by the Internal Revenue Code of 1986, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), respectively. The following chart illustrates how the performance of the Advisor's
Large Cap Equity Composite (a composite including all of the Advisor's large cap equity Private Accounts) compares to the average performance of the S&P 500 for the nine years ended December 31, 1998. The performance results of the composite described below could have been adversely affected if the Private
Accounts included in the composite had been regulated as investment companies under the federal tax and securities laws.

              Large Cap Equity Composite
                Performance vs. S&P 500
  Performance from April 1, 1990 through December 31,
                         1998

                     Total Return

                          Large Cap
           Time Period     Equity        S&P 500
                          Composite
           1/1/98 -     21.38%         28.58%
           12/31/98

           1/1/97 -     29.21%         33.36%
           12/31/97

           1/1/96 -     28.65%         22.97%
           12/31/96

           1/1/95 -     43.83%         37.59%
           12/31/95

           1/1/94 -     2.05%          1.32%
           12/31/94

           1/1/93 -     8.24%          10.08%
           12/31/93

           1/1/92 -     (0.06)%        7.62%
           12/31/92

           1/1/91 -     40.24%         30.47%
           12/31/91

           4/1/90 -     (2.16)%        (0.90)%
           12/31/90

     The composite performance presented above reflects the performance of the Private Accounts included in the Large Cap Equity Composite reduced by the estimated annual total operating expenses of the Large Cap Fund's Class A shares, as set forth under the heading "Fees and Expenses of the Funds." The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Large Cap Equity Composite represents the Advisor's past performance for all similarly managed private accounts and should not be interpreted as indicative of the future performance of the Large Cap Fund.

FUND MANAGEMENT AND DISTRIBUTION

Management

     The Funds have entered into an Investment Advisory
Agreement with the Advisor pursuant to which the Advisor manages the Funds' investments and business affairs, subject to the supervision of the Funds' Board of Directors.

     Advisor. The Advisor is a growth equity capital management firm which serves as investment advisor to individual and institutional clients. The Advisor, including its predecessor, Oak Ridge Investments, Inc., has been in the investment management business since
September 1989.

     Under an Amended and Restated Investment Advisory
Agreement dated March 1, 1999, the Small Cap Fund pays the Advisor an annual management fee of 0.75% and the Large Cap Fund pays the Advisor an annual fee of 0.60% of the respective Fund's average daily net assets attributable to each class. The advisory fee is accrued daily and paid monthly. For the fiscal year ended November 30, 1998, the Advisor voluntarily agreed to waive its management fee and/or reimburse operating expenses for the Small Cap Fund to the extent necessary to ensure that (i) the total operating expenses for the Class A shares would not exceed 2.00% of average daily net assets and (ii) the total operating expenses for the Class C shares would not exceed 2.75% of average daily net assets. Pursuant to an expense cap agreement, dated March 1, 1999, the Advisor has agreed to continue this waiver/reimbursement policy until April 1, 2000. The Advisor has also agreed to waive its management fee and/or reimburse operating expenses for the Large Cap Fund to the extent necessary to ensure that (i) the total operating expenses for the Class A shares do not exceed 2.00% of average daily net assets and (ii) the total operating expenses for the Class C shares do not exceed 2.75% of average daily net assets. After April 1, 2000, the Advisor may from time to time voluntarily (but is not required to) waive all or a portion of its fee and/or reimburse all or a portion of a Fund's operating expenses for either class. Any waivers or reimbursements have the effect of lowering the overall expense ratio for the applicable Fund and class and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

     Under the Investment Advisory Agreement, not only is the Advisor responsible for management of the Funds' assets, but also for portfolio transactions and brokerage.

     Portfolio Manager.  The Fund is managed by David
M. Klaskin, who is the Chairman, Treasurer and Chief
Investment Officer of the Advisor.  Mr. Klaskin has
held the position of Chairman of the Advisor since
November 1998, and has held the other positions with
the Advisor (and its predecessor) since December 1989.
Mr. Klaskin served as the President of the Advisor (and
its predecessor) from December 1989 until November
1998.   From May 1982 until December 1989, Mr. Klaskin
was a Financial Consultant with Shearson Lehman Hutton in Chicago, Illinois. Mr. Klaskin received his B.S.
degree in Finance from Indiana University in 1982.

Custodian, Transfer Agent and Administrator

     Firstar Bank Milwaukee, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as transfer agent for the Fund (the "Transfer
Agent") and as the Fund's administrator.  Firstar Bank
Milwaukee, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities and are collectively referred to in this Prospectus as "Firstar."

Distributor

     Oak Ridge Investments, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Funds' shares (the "Distributor"). Prior to July 1997, the Distributor also served as the investment advisor to the Small Cap Fund (the Large Cap Fund was not available at that time). In July 1997, the Advisor succeeded to the investment advisory business of the Distributor, which included management of the Small Cap
Fund's assets. The Distributor is managed and owned by the same persons who manage and own the Advisor.
Accordingly, the Distributor and the Advisor are affiliates.

YOUR ACCOUNT

Choosing a Fund

     This Prospectus offers two Funds to prospective investors: the Small Cap Fund and the Large Cap Fund.
The only difference between the two Funds is that the Small Cap Fund will invest primarily in equity securities of small capitalization companies (i.e., companies with a market capitalization of $2 billion or less), while the Large Cap Fund will invest primarily in equity securities of large capitalization companies
(i.e., companies with a market capitalization of $5 billion or more).

Choosing a Class

     Each Fund offers two classes of shares to prospective investors: Class A and Class C. Each class has its own cost structure, as follows:

                  Class A                     Class C

            Front-end sales             No front-end sales
            charge with break           charge.
            points and certain
            exceptions.
                                        Rule 12b-1
            Rule 12b-1                  expenses equal to 1.00%
            expenses equal to 0.25%     of the average daily
            of the average daily        net assets of the
            net assets of the           class.
            class.

Class A Shares

     Class A shares are offered and sold on a continual basis at the next offering price (the "Offering
Price"), which is the sum of the net asset value per share (computed after the purchase order and funds are received by the Transfer Agent) and the sales charge indicated below:

                         Total Sales Charge

                          As a          As a
  Your Investment      Percentage  Percentage of
                           of           Your
                        Offering     Investment
                         Price
Less than $50,000        4.25%         4.44%

$50,000 but less         3.75%         3.90%
  than $100,000

$100,000 but less        3.25%         3.36%
  than $250,000

$250,000 but less        2.25%         2.30%
  than $500,000

$500,000 but less        1.75%         1.78%
  than $1,000,000

$1,000,000 or more       1.00%         1.01%

     No sales charge is imposed on the reinvestment of dividends or capital gains. To determine whether you qualify to purchase shares at net asset value, see
"_ Class A Sales Charge Waivers," below.

     In addition to the sales charge described above, Class A shares are also subject to Rule 12b-1 fees in an aggregate amount of 0.25% of the average daily net assets attributable to such shares. For more information, see "_ Distribution Plans," below.

Class C Shares

     Class C shares are offered and sold on a continual basis at net asset value (computed after the purchase order and funds are received by the Transfer Agent) without the imposition of any sales charge. However, as described under "_ Distribution Plans," Class C shares are subject to higher Rule 12b-1 fees than Class
A shares.

Class A Sales Charge Waivers

     The following persons may purchase Class A shares without any sales charge, upon the written assurance that the purchase is made for investment purposes and that the shares will not be transferred or resold except through redemption or repurchase by or on behalf of the relevant Fund:

       employee benefit plans qualified under Section
       401(k) of the Internal Revenue Code, as amended, subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established by the Distributor; currently, those criteria require that the employer establishing the plan have 1,000 or more eligible employees;

       directors, officers and full-time employees of the Funds, the Advisor, the Distributor and affiliates of such companies, and spouses and family members of such persons;

       registered securities brokers and dealers which have entered into a sales agreement with the Distributor, and their affiliates, for their investment accounts only;

       registered personnel and employees of such securities brokers and dealers referred to above, and their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer; and

       registered investment advisors affiliated with the Advisor and/or the Distributor, by agreement or otherwise, on behalf of their clients, who are participating in a comprehensive fee program (also known as a wrap fee program).

     Please call 1-800-407-7298 for more information on purchases of Class A shares at net asset value.

Distribution Plans

     Each Fund has adopted a plan pursuant to Rule
12b-1 under the 1940 Act for each class of shares (the
"Class A Plan" and the "Class C Plan") pursuant to which certain distribution and/or service fees are paid to the Distributor. Under the Class A Plan, each Fund is required to pay the Distributor a distribution fee for the promotion and distribution of the Class A shares of up to 0.25% of the average daily net assets of the Fund attributable to the Class A shares, computed on an annual basis. The Class C Plan requires each Fund to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis, and (ii) a service fee for personal services provided to shareholders and/or the maintenance of shareholder accounts of up to 0.25% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis.
Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Investing in the Funds

     Before opening an account and investing in Fund shares, you should:

     (1)  Read this Prospectus carefully.

     (2) Determine which Fund or Funds you would like to invest in and which class or classes of shares you would like to buy.

     (3)  Determine how much you would like to invest.
          The minimum initial investment requirements for both Class A and Class C shares are:

                   Non-retirement account:                 $2,000

                   Traditional IRA:                        $1,000

                   Education IRA:                          $500

                   Subsequent investments:                 $100 (if by check)
                                                           $1,000 (if by wire
                                                                  or telephone)

                   Automatic Investment Plan ("AIP"):      $100
                   (to maintain the plan, you must invest
                   at least $100 per month)

                   Employee benefit plans qualified          Minimum is waived
                   under Sections 401, 403(b)(7)
                   or 457 of the Internal Revenue Code

          The Funds may change or waive these minimums at any time; you will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     (4) Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your investment professional or the Funds at 1-800-407-7298. Account applications will be accepted by the
          Distributor, the Transfer Agent or investment professionals who have entered into a selling or service agreement with the Distributor.

     (5)  Make your initial investment, and any
          subsequent investments, following the
          instructions set forth below.

Buying Shares

     Opening an Account. You may open an account by completing an account application and paying for your shares by check or wire. You may also open an account using the Funds' exchange privilege, which is described in detail in the SAI. All new account applications should be given to your investment professional or forwarded to the Distributor or the Transfer Agent, whose addresses appear on the back cover page of this Prospectus. A confirmation indicating the details of each purchase transaction will be sent to you promptly.

     By check

       Make out a check for the investment amount, payable to "Oak Ridge Small Cap Equity Fund," if you are purchasing shares in the Small Cap Fund, or "Oak Ridge Large Cap Equity Fund," if you are purchasing shares in the Large Cap Fund. Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan or credit union. Neither cash nor third-party checks will be accepted.

       You may be charged a transaction fee in addition to the sales charge with respect to Class A shares sold by certain broker-dealers. Certain broker-dealers may also charge a transaction fee for purchases of Class C shares.

       If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Funds as a result.

       All applications to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted. The Funds reserve the right to decline a purchase application in whole or in part.

     By wire

       Instruct your bank to use the following
       instructions when wiring funds:

          Wire to:       Firstar Bank Milwaukee, N.A.
                         ABA Number 075000022

          Credit:        Firstar Mutual Fund Services, LLC
                         Account 112-952-137

  Further credit:        (name of Fund being purchased)
                         (class of shares being purchased)
                         (shareholder account number)
                         (shareholder name/account registration)

       Please call 1-800-407-7298 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to confirm the wire instructions. The
       Transfer Agent may charge a $12.00 service fee for wire transactions.

       The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

     Adding to an Account. You may add to your account by check, wire or telephone. You may also add to your account using the Funds' exchange privilege. Please see the SAI for more information. A confirmation indicating the details of each subsequent purchase transaction will be sent to you promptly.

     By check

       Make out a check for the investment amount, payable to "Oak Ridge Small Cap Equity Fund," if you are purchasing shares in the Small Cap Fund, or "Oak Ridge Large Cap Equity Fund," if you are purchasing shares in the Large Cap Fund. Neither cash nor third-party checks will be accepted.

       Fill out the detachable investment form from your account statement or send a note specifying your account number and the name(s) in which the account is registered.

       Deliver the check and your investment form or note to your investment professional, the Distributor or the Transfer Agent.

     By wire

       Follow the wire instructions used to open an account.

     By telephone

       Please call 1-800-407-7298 for information regarding the purchase of Fund shares by telephone.

     Automatic Investment Plan.  The Automatic
Investment Plan ("AIP") is a method of using dollar cost averaging, which is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. The AIP allows you to make regular, systematic investments in Class A or Class C shares of one or both of the Funds from your bank checking or NOW account. The minimum initial investment for investors using the AIP is $100.
Please refer to the SAI for instructions as to how you may establish the AIP for your account, or call 1-800-
407-7298.

Redeeming Shares

     To Redeem Some or All of Your Shares. You may request redemption of part or all of your Fund shares at any time. The price per share will be the net asset value next computed after the time the redemption request is received in proper form by the Transfer
Agent. See "Valuation of Fund Shares." The Funds normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt by the Transfer Agent of a redemption request in good order. However, the Funds may hold payment until investments which were made by check, telephone or pursuant to the AIP have been collected (which may take up to 15 days from the initial investment date). Redemptions may be made by written request, telephone or wire. You may also redeem shares using the Funds' exchange privilege, as discussed in the SAI.

     By written request

       Write a letter of instruction indicating the Fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

       Include all signatures and any additional documents that may be required. See "Redeeming
       Shares_Special Situations," below.

       Forward the materials to the Transfer Agent.

       A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

     By telephone

       Fill out the "Telephone Redemption" section of your new account application.

       To place your redemption request, please call
       1-800-407-7298.

       Redemption requests by telephone are available for redemptions of $25,000 or less. Redemption requests for more than $25,000 must be in writing.

       Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the Transfer Agent.

       In order to arrange for telephone redemptions after an account has been opened or to change the bank, account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account, with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. See "Redeeming Shares_Special Situations," below.

       The Funds reserve the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.

       Once you place a telephone redemption request, it cannot be canceled or modified.

       Neither the Funds nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Funds will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephonic transactions and sending written confirmation of such transactions to investors.

       You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

     By wire

       Redemptions by wire may be made pursuant to a written redemption request or pursuant to a telephone instruction.

       Please call 1-800-407-7298 for information regarding redemptions by wire.

       Funds will be wired on the next business day after receipt of redemption instructions. A $12 fee will be deducted from your account.

     Systematic Withdrawal Plan. You may set up automatic withdrawals from your account with the Funds at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, please call 1-800-407-7298.
Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the plan will be terminated.

     Special Situations. In certain circumstances, such as when corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact are involved or when the proceeds of redemption are requested to be sent to other than the address of record, additional documentation and signature guarantees may be required. Questions regarding such circumstances may be directed to the Transfer Agent by calling 1-800-407-7298. In addition, redemptions over $25,000 must be made in writing and require a signature guarantee. A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, saving associations, credit unions, brokerage firms and others. A notary public stamp or seal is not acceptable.

     IRAs.  Shareholders who have an Individual
Retirement Account or other retirement plan must indicate on their redemption requests whether or not to withhold federal income taxes. Redemption requests failing to indicate an election will be subject to withholding.

     Termination of Accounts. Your account may be terminated by the Funds on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $500. A check for the proceeds of redemption will be sent to you within seven days of the redemption.

VALUATION OF FUND SHARES

     The price of Fund shares is based on each Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX
TREATMENT

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Funds are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Funds, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time the Funds have held the security and not the length of time you have held shares in the Funds. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     Dividends and capital gains, if any, will be distributed annually in December. Please note, however, that the objective of both Funds is capital appreciation, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive. The Funds expect that, because of this investment objective, their distributions will consist primarily of long-term capital gains.

     All dividends or capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash. The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Funds at Oak Ridge Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P. O. Box
701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least ten days prior to the record date of any dividend or capital gain distribution. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check at the then current net asset value until you notify us with different instructions.

YEAR 2000 ISSUE

     The Funds' operations depend on the seamless functioning of computer systems in the financial service industry. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Funds.

     The Funds have made compliance with the Year 2000
Issue a high priority and are taking steps that they believe are reasonably designed to address the Year
2000 Issue. Because the Funds have no computer software of their own, and the Advisor's systems are not used in connection with the operation of the Funds, the computer software systems of the Funds' service providers are the focus of the Funds' efforts.
Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, the Funds' service providers have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for that event.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR            TRANSFER AGENT AND
                              ADMINISTRATOR
     Oak Ridge
     Investments, LLC              Firstar Mutual Fund
     10 South LaSalle              Services, LLC
     Street, Suite 1050
     Chicago, Illinois             For overnight
     60603                         deliveries, use:
                                   Oak Ridge Funds,
                                   Inc.
DISTRIBUTOR                        c/o Firstar Mutual
                                   Fund Services, LLC
     Oak Ridge                     Third Floor
     Investments, Inc.             615 East Michigan
     10 South LaSalle              Street
     Street, Suite 1050            Milwaukee, Wisconsin
     Chicago, Illinois             53202
     60603
                                   For regular mail
                                   deliveries, use:
CUSTODIAN                          Oak Ridge Funds,
                                   Inc.
     Firstar Bank                  c/o Firstar Mutual
     Milwaukee, N.A.               Fund Services, LLC
                                   P.O. Box 701
     For overnight                 Milwaukee, Wisconsin
     deliveries, use:              53202
     Oak Ridge Funds,
     Inc.                     LEGAL COUNSEL
     c/o Firstar Bank
     Milwaukee, N.A.               Godfrey & Kahn, S.C.
     Third Floor                   780 North Water
     615 East Michigan             Street
     Street                        Milwaukee, Wisconsin
     Milwaukee, Wisconsin          53202
     53202
                              ACCOUNTANTS
     For regular mail
     deliveries, use:
     Oak Ridge Funds,              PricewaterhouseCoopers
     Inc.                          LLP
     c/o Firstar Bank              100 East Wisconsin
     Milwaukee, N.A.               Avenue
     P.O. Box 701                  Suite 1500
     Milwaukee, Wisconsin          Milwaukee, Wisconsin
     53202                         53202


Additional information regarding the Funds is  included
in  the  SAI which has been filed with the SEC  and  is
incorporated in this Prospectus by reference.   Because
the Large Cap Fund was not available to investors until
March  1,  1999,  there  is  no  information  available
regarding   the   Large  Cap  Fund's   investments   or
performance.  Further information about the  Small  Cap
Fund's investments, however, is contained in its annual
and semi-annual reports to shareholders.  The Small Cap
Fund  commenced operations in January 1994.  The  Small
Cap  Fund's annual report provides a discussion of  the
market   conditions  and  investment  strategies   that
significantly affected the Fund's performance during its last fiscal year. You may receive the SAI, annual reports and semi-annual reports free of charge, request other information about the Funds and make shareholder inquiries by writing to the address listed on the cover page of this Prospectus or by calling, toll-free, 1-800-407-7298.

Information about the Funds (including the SAI) can  be
reviewed and copied at the SEC's Public Reference  Room
in  Washington, D.C.  Please call the SEC at 1-800-SEC-
0330  for information relating to the operation of  the
Public  Reference Room.  Reports and other  information
about  the  Funds  are  also  available  on  the  SEC's
Internet   Website   located   at   http://www.sec.gov.
Alternatively,  copies  of  this  information  may   be
obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington,
D.C. 20549-6009.

The Funds' 1940 Act File Number is 811-8088.